EXHIBIT 4.1
                        [FORM OF FACE OF CERTIFICATE]
--------------------------------------------------------------------------------
                             CERTIFICATE OF STOCK



   N 1327                         [PICTURE]                      [SPECIMEN]
   NUMBER                                                          SHARES
COMMON STOCK                                                    COMMON STOCK
                                                             CUSIP 65440D 10 2
                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                             NINE WEST GROUP INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

"""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""
"   THIS CERTIFIES THAT                                                       "
"                                                                             "
"                                 [SPECIMEN]                                  "
"                                                                             "
"   IS THE OWNER OF                                                           "
"""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""
        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR
                    VALUE OF $0.01 PER SHARE OF

Nine West Group Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     In Witness Whereof, the Corporation has caused this certificate to be signed by its duly authorized officers and to be sealed with its seal.

Dated: [SPECIMEN]
"""""""""""""""""""""""                            """"""""""""""""""""""""""""
" COUNTERSIGNED AND   "  TRANSFER AGENT            "    /s/Jerome Fisher      "
" REGISTERED BY:      "  AND REGISTRAR             "  CHAIRMAN OF THE BOARD   "
" THE BANK OF NEW YORK"  /s/Norm Lawrence          "   /s/ Vincent Camuto     "
"""""""""""""""""""""""  AUTHORIZED OFFICER        "  CHIEF EXECUTIVE OFFICER "
                                                   "   /s/Robert C. Galvin    "
                                                   " EXECUTIVE VICE PRESIDENT "
                                [CORPORATE SEAL]   "  CHIEF FINANCIAL OFFICER "
                                                   "        AND TREASURER     "
                                                   """"""""""""""""""""""""""""
--------------------------------------------------------------------------------

                     [FORM OF REVERSE SIDE OF CERTIFICATE]

--------------------------------------------------------------------------------
     NINE WEST GROUP INC. WILL FURNISH TO ITS STOCKHOLDERS WITHOUT CHARGE
     UPON REQUEST ADDRESSED TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE, A PRINTED-COPY OF THE DESIGNATIONS, TERMS, LIMITATIONS AND
     RELATIVE RIGHTS AND PREFERENCES OF ALL CLASSES OF ITS COMMON STOCK.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT - .....Custodian.....
TEN ENT - as tenants by the entireties                     (Cust)      (Minor)
JT TEN  - as joint tenants with right                      under Uniform Gifts
          of survivorship and not as                       to Minors act
          tenants in common                                ...................
                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

    For value received, _____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
    _________________________________

    ________________________________________________________________________

    ________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
                              OF ASSIGNEE)
    ________________________________________________________________________

    ________________________________________________________________________

    __________________________________________________________________shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

    ________________________________________________________________Attorney
    to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

    Dated, _______________

                  __________________________________________________________
         NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                  NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                  CHANGE WHATEVER.
--------------------------------------------------------------------------------